EXHIBIT 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED NOTE PURCHASE AND PRIVATE SHELF AGREEMENT (this "Amendment"), is made and entered into as of May 15, 2024 by and among Franklin Electric Co., Inc., an Indiana corporation ("Franklin Electric"), Franklin Electric B.V., a Netherlands private company with limited liability (the “Dutch Subsidiary Issuer”, and together with Franklin Electric, collectively, the “Companies” and each a “Company”), NYL Investors LLC, a Delaware limited liability company ("NYL Investors") and each of the undersigned holders of Notes (as defined in the Note Agreement defined below) that are signatories hereto (together with their successors and assigns, the "Noteholders").
WITNESSETH:

WHEREAS, the Companies and the Noteholders are parties to that certain Amended and Restated Note Purchase and Private Shelf Agreement, dated as of July 30, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the "Note Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Note Agreement), pursuant to which the Noteholders have purchased Notes from the Companies; and

WHEREAS, the Companies have requested that the Noteholders amend certain provisions of the Note Agreement, and subject to the terms and conditions hereof, the Noteholders are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Companies and the Noteholders agree as follows:

1.    Amendments.

(a)    The cover page of the Note Agreement is hereby amended by replacing the reference to “AMENDED AND RESTATED NOTE PURCHASE AND PRIVATE SHELF AGREEMENT $200,000,000 Master Note Agreement $75,000,000 4.04% Senior Note, Series B, Due September 26, 2025” with the following:

AMENDED AND RESTATED NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

$250,000,000 Master Note Agreement

$75,000,000 4.04% Senior Note, Series B, Due September 26, 2025

(b)    All references to the term “Dutch Issuer Subsidiary” in the Note Agreement are hereby amended by replacing such references with the term “Dutch Subsidiary Issuer”.

(c)    The first sentence of Section 1.3 of the Note Agreement is hereby amended in its entirety with the following:

Each Issuer may, from time to time and in accordance with the terms of this Agreement, authorize the issue of additional senior promissory notes (the “Shelf Notes”) in an aggregate outstanding principal amount not to exceed the Available Facility Amount at any time, each to be dated the date of its issue, bearing interest on the unpaid balance from the date of original issuance at the rate per annum and in the Available Currency as provided by the terms of this Agreement and (x) in the case of Fixed Rate Notes, to mature no more than 20 years after the date of original issuance and to have an average life of no more than 15 years after the date of original issuance and (y) in the case of Floating Rate Notes, to mature no more than 10 years after the date of original issuance and to have an average life of no more than 10 years after the date of original issuance.

(d)    Section 2.3 of the Note Agreement is hereby amended by replacing clause (a) of such Section in its entirety with the following:

(a)    May 15, 2027 (or if such date is not a Business Day, the Business Day next preceding that date);

(e)    Section 2.5 of the Note Agreement is hereby amended by replacing clause (c) of such Section in its entirety with the following:

(c) specify the principal amounts, final maturities (which are no more than (x) 20 years from the date of issuance, in the case of Fixed Rate Notes and (y) 10 years from the date of issuance, in the case of Floating Rate Notes), average life (which is no more than (x) 15 years from the date of issuance, in the case of Fixed Rate Notes and (y) 10 years from the date of issuance, in the case of Floating Rate Notes) and principal prepayment dates (if any) of the Shelf Notes covered by the Request for Purchase;

(f)    Section 3.2 of the Note Agreement is hereby amended by replacing such Section in its entirety with the following:

Issuance Fee. The applicable Issuer will pay to each Purchaser in immediately available funds a fee (herein called the “Issuance Fee”) on each Closing Date in an amount equal to 0.025% of the aggregate principal amount of the Notes sold to such Purchaser payable in Dollars.

(g)    Schedule A is hereby amended by replacing the defined term “Available Facility Amount” in its entirety with the following:

“Available Facility Amount” means, at any point in time, (a) $250,000,000, minus (b) the aggregate principal Dollar Amount of Notes (including the Series B Notes) purchased and sold pursuant to this Agreement prior to that time, minus (c) the aggregate principal Dollar Amount of Accepted Notes that have not been purchased and sold hereunder prior to that time and for which the closing has not been cancelled, plus (d) the aggregate principal Dollar Amount of Notes purchased, sold, and repaid or prepaid pursuant to this Agreement prior to that time.

(h)    Exhibit B of the Note Agreement is hereby amended in its entirety to read as Exhibit B attached hereto.

2.    Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the holders of the Notes hereunder, it is understood and agreed that this Amendment shall not become effective, and the Companies shall have no rights under this Amendment, until the Noteholders shall have received (i) a structuring fee in the amount of $25,000.00, (ii) to the extent the Companies have received an invoice on or prior to the date hereof, reimbursement or payment of the costs and expenses of the Noteholders incurred in connection with this Amendment or the Note Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Noteholders), (iii) executed counterparts to this Amendment from the Companies and the Required Holders and (iv) executed counterparts to the Consent and Acknowledgement of the parties to the Subsidiary Guaranty, in the form of Exhibit A attached hereto.

3.    Representations, Covenants, and Warranties. To induce the Noteholders to enter into this Amendment, each Company hereby represents, covenants and warrants to the Noteholders that:

(a)    Franklin Electric is a corporation duly organized and existing in good standing under the laws of the State of Indiana and has the corporate power to own its property and to carry on its business as now being conducted. The Dutch Subsidiary Issuer is a corporation duly organized under the laws of the Netherlands and has the corporate power to own its property and to carry on its business as now conducted. Each Subsidiary is duly organized and existing in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the laws of its jurisdiction of incorporation and has the corporate power to own its property and to carry on its business as now being conducted except in such instances where the failure could not be reasonably expected to result in a Material Adverse Effect. Each of the Companies and their Subsidiaries is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect;

(b)    Each Company has the corporate or other organizational power and authority to execute and deliver this Amendment and to perform the provisions hereof. The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate or other organizational action, and this Amendment has been duly executed and delivered by authorized officers of the applicable Company and are valid obligations of such Company, legally binding upon and enforceable against such Company in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(c)    After giving effect to this Amendment, the representations and warranties contained in the Note Agreement and the other Note Documents are true, accurate and correct in all material respects (or in all respects in the case of any representation and warranty qualified by materiality or Material Adverse Effect) on and as of the date hereof, except to the extent that any such representation and warranty specifically relates to an earlier date, in which case they shall be true, accurate and correct as of such earlier date, and no Default or Event of Default has occurred and is continuing as of the date hereof.

5.    Effect of Amendment. Except as set forth expressly herein, all terms of the Note Agreement, as amended hereby, and the other Note Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Companies to all holders of the Notes. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the holders of the Notes under the Note Agreement, nor constitute a waiver of any provision of the Note Agreement. From and after the date hereof, all references to the Note Agreement shall mean the Note Agreement as modified by this Amendment. This Amendment shall constitute a Note Document for all purposes of the Note Agreement.

6.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

7.    No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Note Agreement or an accord and satisfaction in regard thereto.

8.    Costs and Expenses. The Companies agree to pay on demand all costs and expenses of the Noteholders in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Noteholders with respect thereto.

9.    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

10.    Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, any other holders of Notes from time to time and their respective successors, successors-in-titles, and assigns.

11.    Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

12.    Severability. If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Note Agreement, respectively.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of each Company, by its respective authorized officers as of the day and year first above written.

COMPANIES:

FRANKLIN ELECTRIC CO., INC.

By /s/ Jonathan Grandon
Name: Jonathan Grandon
Title: Secretary

FRANKLIN ELECTRIC B.V.

By /s/ Diederik Hiebendaal
Name: Diederik Hiebendaal
Title: Managing Director A

By /s/ Jonathan Grandon
Name: Jonathan Grandon
Title: Managing Director B

NYL INVESTORS LLC

By: /s/ Andrew Donner
Name: Andrew Donner
Title: Managing Director

NOTEHOLDERS

NEW YORK LIFE INSURANCE COMPANY
By: NYL Investors LLC, its Investment Manager

By: /s/ Andrew Donner
Name: Andrew Donner
Title: Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY
CORPORATION
By: NYL Investors LLC, its Investment Manager

By: /s/ Andrew Donner
Name: Andrew Donner
Title: Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY
CORPORATION INSTITUTIONALLY OWNED
LIFE INSURANCE SEPARATE ACCOUNT
(BOLI 30C)
By: NYL Investors LLC, its Investment Manager

By: /s/ Andrew Donner
Name: Andrew Donner
Title: Managing Director

THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE
By: New York Life Insurance Company, its Attorney-in-Fact
By: NYL Investors LLC, its Investment Manager

By: /s/ Andrew Donner
Name: Andrew Donner
Title: Managing Director

EXHIBIT A

CONSENT AND ACKNOWLEDGEMENT

May 15, 2024

The undersigned, each a Subsidiary Guarantor under the Amended and Restated Subsidiary Guaranty Agreement, dated as of July 30, 2021 (the “Guaranty”), in favor of the Purchasers (as defined therein) and the other holders from time to time of the Notes (as defined therein), under the Amended and Restated Note Purchase and Private Shelf Agreement, dated as of July 30, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”; capitalized terms used and not otherwise defined in this Consent and Acknowledgement have the respective meanings ascribed to them in the Note Agreement), hereby acknowledges, confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects after giving effect to the First Amendment to the Amended and Restated Note Purchase and Private Shelf Agreement.

Each of the undersigned Guarantors hereby represents and warrants that the execution, delivery and performance by such Guarantor of the Guaranty and each other document or instrument to be delivered by such Guarantor pursuant to the Note Agreement have in each case been duly authorized by all necessary corporate or other organizational action and do no and will not (i) contravene the terms of the certificate of incorporation, article of incorporation, the certificate of formation, the bylaws, the limited liability company agreement or other equivalent organizational documents of such Guarantor, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under the Note Agreement, any document evidencing any contractual obligation to which such Guarantor is a party or any order, injunction, writ or decree of any governmental authority binding on such Guarantor or its properties, or (iii) violate any applicable law binding on or affecting such Guarantor.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Acknowledgement to be duly executed and delivered by their respective proper and duly authorized officers effective as of the date first above written.

Franklin Electric International, Inc.	Driller Services, LLC
By: /s/ Jonathan Grandon	By: /s/ Jonathan Grandon
Name: Jonathan Grandon	Name: Jonathan Grandon
Title: Secretary	Title: Secretary

Franklin Fueling Systems, LLC	2M Company, LLC
By: /s/ Jonathan Grandon	By: /s/ Jonathan Grandon
Name: Jonathan Grandon	Name: Jonathan Grandon
Title: Secretary	Title: Secretary

Franklin Grid Solutions, LLC	Western Hydro LLC
By: /s/ Jonathan Grandon	By: /s/ Jonathan Grandon
Name: Jonathan Grandon	Name: Jonathan Grandon
Title: Secretary	Title: Secretary

Headwater Companies, LLC	Gicon Pumps & Equipment, LLC
By: /s/ Jonathan Grandon	By: /s/ Jonathan Grandon
Name: Jonathan Grandon	Name: Jonathan Grandon
Title: Secretary	Title: Secretary

Valley Farms Supply, LLC	Puronics, LLC
By: /s/ Jonathan Grandon	By: /s/ Jonathan Grandon
Name: Jonathan Grandon	Name: Jonathan Grandon
Title: Secretary	Title: Secretary

Franklin Water Treatment, LLC	Milan Supply Company, LLC
By: /s/ Jonathan Grandon	By: /s/ Jonathan Grandon
Name: Jonathan Grandon	Name: Jonathan Grandon
Title: Secretary	Title: Secretary

Blake Equipment, LLC
By: /s/ Jonathan Grandon
Name: Jonathan Grandon
Title: Secretary

EXHIBIT B

[FORM OF REQUEST FOR PURCHASE]

FRANKLIN ELECTRIC CO., INC.

Reference is made to the Amended and Restated Note Purchase and Private Shelf Agreement (the “Agreement”), dated as of July 30, 2021 among Franklin Electric Co., Inc., an Indiana corporation (the “Company”), on the one hand, and NYL Investors LLC (“New York Life”), the Purchasers and each New York Life Affiliate which becomes party thereto, on the other hand. Capitalized terms used and not otherwise defined herein shall have the respective meanings specified in the Agreement.

Pursuant to Section 2.5 of the Agreement, the Company hereby makes the following Request for Purchase:

1. Aggregate principal amount of
the Notes covered hereby
(the “Notes”) $[1]

2. [Fixed/Floating] Interest Rate
[For Floating Rate Notes Only: 1/3/6 month LIBOR and interest periods]

3. Individual specifications of the Notes:

Issuer	Principal Amount	Final Maturity Date[2]	Principal Prepayment Dates and Amounts[3]	Interest Payment Period[4]	Applicable Currency[5]

4.    Use or uses of proceeds of the Notes:

5. Proposed day for the closing of the purchase and sale of the Notes:

[1] Minimum principal amount of $5,000,000.
[2] Final maturity not to exceed 20 years (for Fixed Rate Notes) or 10 years (for Floating Rate Notes).
[3] Average life not to exceed 15 years (for Fixed Rate Notes) or 10 years (for Floating Rate Notes).
[4] Specify monthly, quarterly or semi-annually.
[5] Must be Dollars for Floating Rate Loans.

6. Each Issuer certifies (a) that the representations and warranties contained in Section 5 of the Agreement are true on and as of the date of this Request for Purchase except to the extent of changes caused by the transactions contemplated in the Agreement and except as the schedules to the Agreement have been modified by written supplements delivered by the Company to the Purchasers, and (b) that there exists on the date of this Request for Purchase no Default or Event of Default and, after giving effect to the issuance of Notes on the proposed Closing Date, no Default or Event of Default shall have occurred and be continuing.

Dated:
FRANKLIN ELECTRIC CO., INC.

By:
Name:
Title:

FRANKLIN ELECTRIC B.V.

By:
Name:
Title:

By:
Name:
Title: